Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
EXECUTION VERSION
Amendment No. 15, dated as of June 30, 2021, to the
A320 Family Aircraft Purchase Agreement, made July 20, 2011, between Airbus S.A.S. and American Airlines, Inc.

This Amendment No. 15, dated as of June 30, 2021, (the “Amendment”) to the A320 Family Aircraft Purchase Agreement, made July 20, 2011, between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155, United States of America (the “Buyer”)

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and

WHEREAS, the Seller [****] pursuant to Clause 9.1.3 of the Agreement with respect to A321 [****] Aircraft by [****] to the Buyer on [****] for each A321 [****] Aircraft (such notice, the “[****] Notice”); and

WHEREAS, the Parties have agreed to amend certain terms of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.     [****]

1.1    The [****] of the A321 [****] Aircraft have been [****] as set forth in the [****] Notice.

1.2    Schedule 1 to the Agreement is [****] attached hereto as Exhibit 1.

2.     [****]

    Paragraph 7.3.1 of Amended and Restated Letter Agreement No. 2, dated June 29, 2019, is amended by deleting the following:

“[****]”

and replacing it with the following:

“[****]”.

CT1001520_AMD 15_AAL_A320 PA	Page 1

EXECUTION VERSION
3.     A321[****]

3.1    Paragraph 1.1(c) of Letter Agreement No. 18, dated June 19, 2019, is amended by replacing “[****]” with “[****]”.

3.2    Paragraph 1.1(d) of Letter Agreement No. 18, dated June 19, 2019 is amended by replacing “[****]” with “[****]”.

3.3    Paragraph 2.1.2 of Letter Agreement No. 18, dated June 19, 2019, is amended by replacing “[****]” with “t[****]”.

3.4    Paragraphs 2.1.2(iv), 2.1.3(ii) and 2.1.5(ii) of Letter Agreement No. 18, dated June 19, 2019 are each amended by replacing “[****]” with “[****]”.

3.5    Paragraphs 2.1.2(v), 2.1.3(iii) and 2.1.5(iii) of Letter Agreement No. 18, dated June 19, 2019 are each amended by replacing “[****]” with “[****]”.

3.6    Paragraphs 2.1.6(ii) and 2.1.6(iii) of Letter Agreement No. 18, dated June 19, 2019 are each amended by replacing “[****]” with “[****]”.

4.    [****]

    Appendix 1 to Amended and Restated Letter Agreement No. 16, dated June 19, 2019, is amended by deleting the [****] contained therein and replacing it with the [****] attached hereto as Exhibit 2.

5.    [****] MATTERS

Clause 2.4.9 of the Agreement is amended by deleting the following:

“[****]”

and replacing it with the following:

“[****]”

6.    EFFECT OF THE AMENDMENT

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

CT1001520_AMD 15_AAL_A320 PA	Page 2

EXECUTION VERSION
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

    This Amendment will become effective upon its execution.

Any reference to “Agreement” in the Agreement, shall mean a reference to the Agreement as amended, modified or supplemented from time to time, including by this Amendment.

7.    ASSIGNMENT

This Amendment and the rights and obligations of the parties are subject to the provisions of this Clause 21 of the Agreement.

8.    CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

9.    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1001520_AMD 15_AAL_A320 PA	Page 3

IN WITNESS WHEREOF, this Amendment No. 15 was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:    /s/ Airbus S.A.S.________________
Name: /s/ Airbus S.A.S.
Title: Senior Vice President Contracts

AMERICAN AIRLINES, INC.

By:    /s/ American Airlines, Inc._________
Name: American Airlines, Inc.
Title: Vice President & Treasurer

CT1001520_AMD 15_AAL_A320 PA

EXHIBIT 1 to Amendment No. 15
Second Amended and Restated SCHEDULE I to the Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 6

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 7

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 8

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 9

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 10

EXHIBIT 1 to Amendment No. 15

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 15_AAL_A320 PA	Page 11

EXHIBIT 2 to Amendment No. 15
[****] A321 [****] Chart

[****]

Page 12
CT1001520_AMD 15_AAL_A320 PA